                               SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Amendment No. ____
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[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               NATIONAL QUALITY CARE, INC.
                  --------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

                     VICTOR GURA, M.D., CHIEF EXECUTIVE OFFICER
                  --------------------------------------------------
                      (Name of Person(s) Filing Proxy Statement)

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                             NATIONAL QUALITY CARE, INC.
                                A DELAWARE CORPORATION

                                  EXECUTIVE OFFICES
                           1835 SOUTH LA CIENEGA BOULEVARD
                                      SUITE 235
                            LOS ANGELES, CALIFORNIA 90035
                                    (310) 280-2758

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              TO BE HELD ON JULY 7, 1998
                               ________________________


TO THE STOCKHOLDERS OF NATIONAL QUALITY CARE, INC.:

     The Annual Meeting of Stockholders (the "Meeting") of National Quality Care, Inc., a Delaware corporation (the "Company"), will be held at The Nikko Hotel, 465 South La Cienega Boulevard, Westwood Room, Los Angeles, California 90048, on July 7, 1998, at 10:00 a.m., local time, to consider and vote on the following proposals:

                                  PURPOSE OF MEETING

     (1) To elect to the Board of Directors four (4) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal.

     (2) To adopt the Company's 1998 Stock Option Plan (the "1998 Stock Option Plan") and to reserve up to 1,000,000 shares of the Company's Common Stock for issuance under the 1998 Stock Option Plan.

     (3) To approve the form of indemnification agreements between the Company and the members of the Company's Board of Directors.

     (4) To ratify the appointment of KMPG Peat Marwick LLP, as independent public accountants for the Company for the year ending December 31, 1998.

     (5) To transact such other business as may properly come before the Meeting and any adjournments thereof.

     ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JUNE 3, 1998 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING.

     PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO AMERICAN SECURITIES TRANSFER, INC., 938 QUAIL STREET, SUITE 101, LAKEWOOD, COLORADO 80215-5513, ATTN: PROXY DEPARTMENT, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        NATIONAL QUALITY CARE, INC.



                                        BY: /S/ VICTOR GURA, M.D.
                                           -------------------------------------
                                            VICTOR GURA, M.D.
                                            CHIEF EXECUTIVE OFFICER

LOS ANGELES, CALIFORNIA
DATED: JUNE 3, 1998

                             NATIONAL QUALITY CARE, INC.
                                A DELAWARE CORPORATION

                                  EXECUTIVE OFFICES
                           1835 SOUTH LA CIENEGA BOULEVARD
                                      SUITE 235
                            LOS ANGELES, CALIFORNIA 90035
                                    (310) 280-2758
                               _______________________

                                   PROXY STATEMENT
                              _________________________

     This proxy statement is furnished to the stockholders of National Quality Care, Inc., a Delaware corporation (the "Company"), in connection with the Annual Meeting of Stockholders (the "Meeting") to be held at The Nikko
Hotel, 465 South La Cienega Boulevard, Westwood Room, Los Angeles, California 90048, on July 7, 1998 at 10:00 a.m., local time.

     The Meeting will be held to consider and vote on the following proposals:

                                  PURPOSE OF MEETING

     (1) To elect to the Board of Directors four (4) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal.

     (2) To adopt the Company's 1998 Stock Option Plan (the "1998 Stock Option Plan") and to reserve up to 1,000,000 shares of the Company's Common Stock for issuance under the 1998 Stock Option Plan.

     (3) To approve the form of indemnification agreements between the Company and the members of the Company's Board of Directors.

     (4) To ratify the appointment of KMPG Peat Marwick LLP, as independent public accountants for the Company for the year ending December 31, 1998.

     (5) To transact such other business as may properly come before the Meeting and any adjournments thereof.

     The list of all stockholders of record on June 3, 1998, will be available at the Meeting and at the offices of the Company at 1835 South La Cienega Boulevard, Suite 235, Los Angeles, California 90035, (310) 280-2758 for the ten (10) days preceding the Meeting.

     Upon written request, the Company will provide, without charge: (i) a copy of the exhibits to this Proxy Statement, and (ii) a copy of its Annual Report on Form 10-KSB, for the year ended December 31, 1997, to any stockholder of record or any stockholder who owned Common Stock listed in the name of a bank or broker, as nominee, at the close of business on June 3, 1998.

     Requests should be addressed to the Company, to the attention of National Quality Care, Inc., Ron Berkowitz, Chief Financial Officer, 1835 South La Cienega Boulevard, Suite 235, Los Angeles, California 90035, (310) 280-2758.

                              INCORPORATION BY REFERENCE

     National Quality Care, Inc., a Delaware corporation (the "Company") is currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith, files reports, proxy and information statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and information statements and other information may be inspected and copied at the public reference facilities of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington D.C. 20549; at its New York Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048; and at its Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago Illinois 60661-2511, and copies of such materials can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington D.C. 20549 at prescribed rates. In addition, such materials may be accessed electronically at the Commission's site on the World Wide Web, located at http:/www.sec.gov. The Company intends to furnish its stockholders with annual reports containing audited financial statements and such other periodic reports as the Company may determine to be appropriate or as may be required by law.

     Portions of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997, are incorporated by reference in this Proxy Statement.

     As part of this Proxy Statement, the Company also incorporates by reference a copy of the following documents filed herewith as exhibits to this Proxy Statement:

     1.  Appendix A -    1998 Stock Option Plan
     2.  Appendix B -    Indemnification Agreement

     Upon written request, the Company will provide, without charge: (i) a copy of the exhibits to this Proxy Statement, and (ii) a copy of its Annual Report on Form 10-KSB, for the year ended December 31, 1997, to any stockholder of record or any stockholder who owned Common Stock listed in the name of a bank or broker, as nominee, at the close of business on June 3, 1998.

     Requests should be addressed to the Company, to the attention of National Quality Care, Inc., Ron Berkowitz, Chief Financial Officer, 1835 South La Cienega Boulevard, Suite 235, Los Angeles, California 90035, (310) 280-2758.

                    INFORMATION CONCERNING SOLICITATION AND VOTING

     The following information is provided to stockholders to explain the use of this Proxy Statement for this Meeting:

RECORD DATE

     Only stockholders of record at the close of business on June 3, 1998 are entitled to vote at the Meeting. The Company's Common Stock is its only class of voting securities. On June 3, 1998, the record date (the "Record Date") fixed by the Board of Directors, the Company had issued and outstanding 9,801,023 shares of Common Stock of record.

REVOCABILITY OF PROXIES

     A PROXY FOR USE AT THE MEETING IS ENCLOSED. ANY STOCKHOLDER WHO EXECUTES AND DELIVERS A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY EXECUTED BY HIM BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.

VOTING AND SOLICITATION

     Proxies are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. Solicitation will be primarily by mail, but may also be made by telephone, fax transmission or personal contact by certain officers and directors of the Company, who will not receive any compensation therefor. Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS TO THE CONTRARY, PROPERLY EXECUTED PROXIES WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

     Each share of Common Stock is entitled to one vote for each share held as of record, and there are no preemptive rights. The Company's current Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws do not provide for cumulative voting for the election of directors or any other purpose.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     Shares representing 50% of the voting power of the 9,801,023 shares of Common Stock outstanding on the Record Date, which have voting rights, must be represented at the Meeting to constitute a quorum for conducting business. In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.

     The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

     The Company will count abstentions for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

     Further, the Company intends to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders for the fiscal year ending December 31, 1998 must be received by the Company no later than September 30, 1998, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                           DIRECTORS AND EXECUTIVE OFFICERS

     The directors of the Company currently have terms which will end at the next annual meeting of the stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. There are no family relationships among any of the Company's directors and executive officers.

     The following sets forth certain biographical information concerning the persons who have been nominated by the Board of Directors to be directors of the Company in connection with Proposal 1 of this Proxy Statement and the current executive officers of the Company:

          NAME                POSITION                                AGE
          ----                --------                                ---
     Victor Gura, M.D.        Director, President and                 55
                              Chief Executive Officer

     Ronald P. Lang, M.D.     Director and Secretary                  48

     Ron Berkowitz            Chief Operating Officer
                              and Chief Financial Officer             45

     Jose Spiwak, M.D.             Director                           53

     Melinda McIntyre-Kolpin       Director                           41

     VICTOR GURA, M.D. has been a director and the President and Chief Executive Officer of the Company since May 11, 1996. Dr. Gura is a medical doctor who is board certified in internal medicine/nephrology. He has been a director of Medipace Medical Group, Inc., a medical group in Los Angeles, California, since 1980. He has been an attending physician at Cedars-Sinai Medical Center since 1984 and the medical director of Midway Dialysis Center since 1985. Dr. Gura also serves as a Clinical Assistant Professor at UCLA School of Medicine. Dr. Gura graduated from the School of Medicine, Buenos Aires University in 1966, completed his residency in internal medicine and nephrology in Israel, and was a fellow at the nephrology departments at Tel Aviv University Medical School and USC Medical Center.

     RONALD P. LANG, M.D. has been a director and the Secretary of the Company since May 11, 1996. Dr. Lang is a medical doctor who is board certified in internal medicine/nephrology. He has been a physician with Medipace Medical Group, Inc. since 1983. Dr. Lang graduated from the Ohio State University College of Medicine in 1973, completed his residency at St. Luke's Medical Center in Chicago, Illinois, and was a fellow in the nephrology department at UCLA-Center for the Health Sciences/Wadsworth Veterans Hospital. Dr. Lang also serves as a Clinical Assistant Professor of Medicine at UCLA School of Medicine. Dr. Lang also received M.A. and M.Ph. degrees in economics from Yale University and was an Economist - Program Analyst for the U.S. Department of Health, Education and Welfare (office of the Assistant Secretary for Planning and Education) from 1973 to 1974.

     RON BERKOWITZ was appointed as the Company's Chief Financial Officer on July 8, 1996 and as the Chief Operating Officer on March 18, 1997. He previously served as Vice President in the lending division of Bank Leumi Le-Israel and Bank Leumi Trust Company from 1990 until July, 1996 and was the head of the Asset Liability Management Section from 1988 to 1990, where he developed investment strategies for Bank Leumi. Mr. Berkowitz served on Bank Leumi's Credit Committee and Asset Liability Committee. From 1985 to 1987, he worked for another financial institution as a senior analyst where he was responsible for asset liability management analysis. Mr. Berkowitz is a Chartered Financial Analyst. Mr. Berkowitz received his undergraduate degree in economics from Hebrew University (Israel) in 1976 and a Master's of Business Administration (finance/management) from Indiana University in 1978.

     JOSE SPIWAK, M.D. has been a director of the Company since March 11, 1998. Dr. Spiwak is a board certified thoracic and cardiovascular surgeon, and serves as Chairman of the Cardiovascular Thoracic Section of St. Francis Medical Center and Presbyterian Intercommunity Hospital in Los Angeles, California. He served as Vice-Chairman of American Health, Inc., a managing company of primary care physicians and comprehensive healthcare delivery networks, which was sold to FPA Medical Management, Inc. in April, 1997. Dr. Spiwak graduated from the Universidad Javeriana Medical School (Bogota, Columbia) in 1968 and performed his residency in Israel and the United States. Dr. Spiwak is a member of the Board of Directors of the American Career Society.

     MELINDA MCINTYRE-KOLPIN has been a director of the Company since March 18, 1998. She is currently the chief executive officer of Network Health Financial Services, Inc., a financial services company providing a variety of services to healthcare clients. She is also interim chief executive officer and president of First Professional Bank, N.A., a subsidiary of Professional Bancorp, based in Santa Monica, California, a full-service bank providing banking, financial consulting and general business strategies for the medical community. Prior to joining First Professional Bank, Ms. McIntyre-Kolpin was a commercial banking officer with Bank of California. She is a board member of numerous organizations in Southern California, including the Executive Council-Adaptive Business Leaders; director, Synergistic Systems, Medical Billing; advisory board, University of Southern California School of Accounting; director, Pacific Eyenet; National Health Foundation, board of trustees; City of Hope, board of trustees. Ms. McIntyre-Kolpin received her Bachelor of Science degree in business administration from the University of Southern California in 1978.

     As of January 15, 1997, Avraham Uncyk, M.D. resigned as a director of the Company, and Judith Gordon, who is the wife of Dr. Uncyk, was appointed as a director of the Company. Ms. Gordon resigned as a director of the Company on March 18, 1998.

                                EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE. The following table sets forth certain information concerning compensation of certain of the Company's executive officers (the "Named Executives"), including the Company's Chief Executive Officer and all executive officers whose total annual salary and bonus exceeded $100,000, for the fiscal years ended December 31, 1997 and 1996:


                                                          LONG TERM COMPENSATION
                                                         ------------------------------------------------------
                    ANNUAL COMPENSATION                  AWARDS            PAYOUTS
---------------------------------------------------------------------------------------------------------------
     (a)             (b)       (c)      (d)          (e)         (f)        (g)             (h)       (i)
NAME AND                                          OTHER ANNUAL   OTHER     RESTRICTED     LTIP      ALL OTHER
PRINCIPAL                     SALARY    BONUS     COMPEN-        AWARDS    OPTIONS/       PAYOUTS   COMPEN-
POSITION             YEAR      ($)      ($)       SATION         ($)       SARS(#)          ($)     SATION ($)
---------------------------------------------------------------------------------------------------------------
Victor Gura, M.D.(1) 1997     $142,500    0           0            0       80,000            0         0
                     1996     $80,000     0           0            0       0                 0         0

A. Vern Tharp(2)     1996     $14,233     0           0            0       125,000           0         0

Ron Berkowitz (3)    1997     $114,230    $13,000     $8,777       0       50,000            0         0
                     1996     $40,846     $15,600     0            $6,189  50,000            0         0

_______________________________

1. Dr. Gura was appointed as the Company's Chief Executive Officer on May 11, 1996. Dr. Gura's annualized base compensation during the fiscal years ended December 31, 1996 and 1997 were $120,000 and $150,000, respectively. The amounts set forth in this chart reflect compensation paid to Dr. Gura for the fiscal year ended December 31, 1996, commencing on his appointment as Chief Executive Officer. See "Execution Compensation - Employment Agreements."

2. Mr. Tharp was appointed as the Company's Chief Executive Officer on August 28, 1995 and resigned in such capacity on May 11, 1996. Mr. Tharp's annualized base compensation during the fiscal year ended December 31, 1996 was $40,000.

3. Mr. Berkowitz was appointed as the Company's Chief Financial Officer on July 8, 1996. Mr. Berkowitz' annualized base compensation during the fiscal years ended December 31, 1996 and 1997 were $90,000 and $120,000, respectively. The amounts set forth in this chart reflect compensation paid to Mr. Berkowitz for the fiscal years ended December 31, 1996, commencing on his appointment as Chief Financial Officer. See "Executive Compensation - Employment Agreements."

     OPTION/SAR GRANTS TABLE DURING LAST FISCAL YEAR. The following table sets forth certain information concerning grants of stock options to certain of the Named Executives, for the fiscal year ended December 31, 1997:


                                                                             POTENTIAL REALIZABLE
                                                                             VALUE AT ASSUMED
                                                                             ANNUAL RATES OF
                                                                             STOCK PRICE APPRECIATION
                         INDIVIDUAL GRANTS                                   FOR OPTION TERM(1)
----------------------------------------------------------------------------------------------------------------------------------
     (a)       (b)            (c)                 (d)            (e)              (f)       (g)
               NUMBER OF      % OF
               SECURITIES     TOTAL
               UNDERLYING     OPTIONS/
               OPTIONS/SARS   EXERCISE
               SARS           GRANTED TO          OR BASE
               GRANTED        EMPLOYEES           PRICE          EXPIRATION
     NAME      (#)            IN FISCAL YEAR      ($/SHARE)        DATE (1)      5% ($)     10%($)
----------------------------------------------------------------------------------------------------------------------------------
Victor
 Gura, M.D. (2)     80,000     43.24%             $0.81          1/14/07        $59,306   $123,836

Ron Berkowitz (3)   50,000     27.03%             $0.81          1/14/07        $37,066   $77,397

__________________

     (1) This chart assumes a market price of $1.00 for the Common Stock, the average of the bid and asked prices for the Company's Common Stock in the over-the-counter market as of April 9, 1998, as the assumed market price for the Common Stock with respect to determining the "potential realizable value" of the shares of Common Stock underlying the options described in the chart, as reduced by any lesser exercise price for such options. Each of the options reflected in the chart was granted at exercise prices which the Company believes to have been determined at the fair market value as of the date of grant. Further, the chart assumes the annual compounding of such assumed market price over the relevant periods, without giving effect to commissions or other costs or expenses relating to potential sales of such securities. The Company's Common Stock has a very limited trading history. These values are not intended to forecast the possible future appreciation, if any, of the price or value of the Common Stock. The Board of Directors will not determine an expiration date for these options until such time as such options have vested. However, these options will have a term no longer than ten (10) years following January 15, 1999, the grant date of such options. The referenced amounts reflect an assumed expiration date of January 14, 2007.

     (2) Dr. Gura was granted an option to purchase up to 80,000 shares of Common Stock at an exercise price of $0.81 per share. These options will only vest in the event that the Company's stockholders approve the 1996 Stock Option Plan pursuant to which these options have been granted. See "Executive Compensation - Stock Option Plans."

     (3) Mr. Berkowitz was granted an option to purchase up to 50,000 shares of Common Stock at an exercise price of $0.81 per share. These options will only vest in the event that the Company's stockholders approve the 1996 Stock Option Plan pursuant to which these options have been granted. See "Executive Compensation - Stock Option Plans."

     OPTION EXERCISES AND YEAR-END VALUES. The following table sets forth information with respect to the exercised and unexercised options to purchase shares of Common Stock for certain of the Named Executives held by them at December 31, 1997:

                                                                                VALUE OF UNEXERCISED
            SHARES                      NUMBER OF UNEXERCISED                       IN THE MONEY
           ACQUIRED        VALUE             OPTIONS AT                               OPTIONS AT
          ON EXERCISE    REALIZED(1)      DECEMBER 31, 1997                       DECEMBER 31, 1997(2)
          -----------    ----------     ---------------------                   -----------------------
NAME                                         EXERCISABLE         UNEXERCISABLE         EXERCISABLE            UNEXERCISABLE
----                                         -----------         -------------         -----------            -------------
Victor
Gura, M.D.     0             0                    0                 80,000                  0                    $23,200

Ron Berkowitz  12,500        $875               12,500              50,000                $8,250                 $14,500

_________________

(1) Represents an amount equal to the number of options multiplied by the difference between the average of the closing bid and asked prices for the Common Stock in the over-the-counter market on the date of exercise, July 2, 1997 ($ 0.56 per share) and any lesser exercise price.

(2) Represents an amount equal to the number of options multiplied by the difference between the average of the closing bid and asked prices for the Common Stock in the over-the counter market on December 31, 1997 ($1.10 per share) and any lesser exercise price.

     EMPLOYMENT AGREEMENTS. The Company has entered into employment agreements with two (2) of its executive officers, Victor Gura, M.D. and Ron Berkowitz.

     The Company entered into a three (3) year employment agreement, dated as of April 12, 1996, with Victor Gura, M.D., pursuant to which Dr. Gura agreed to serve as the Company's Chief Executive Officer, President and Medical Director. The employment agreement currently provides for an annual base salary of $150,000, plus other benefits. The Company also granted options to Dr. Gura to purchase up to 80,000 shares of Common Stock, which may vest subject to certain events.

     Mr. Berkowitz entered into a five (5) year employment agreement with the Company, effective July 8, 1996, pursuant to which Mr. Berkowitz agreed to serve as the Company's Chief Financial Officer. The employment agreement currently provides for an annual base salary of $120,000, plus other benefits. The Company also granted options to Mr. Berkowitz to purchase up to 50,000 shares of Common Stock pursuant to the Company's 1996 Stock Option Plan (37,500 of which have been exercised), and an additional 50,000 options, which may vest subject to certain events.

     These employees will also be entitled to participate in stock option and bonus plans which may be adopted by the Company for officers and directors of the Company and its subsidiaries. In the event of their involuntary termination other than for cause or certain other circumstances, they will be entitled to receive the unpaid balance of their salary for the remaining term of the agreement.


STOCK OPTION PLANS

     The Company has adopted two (2) stock option plans for the benefit of officers, directors, employees, independent contractors and consultants of the Company and its subsidiaries. These plans include: (i) the 1996 Stock Option Plan, and (ii) the 1996 Employee Compensatory Stock Option Plan.

     1996 STOCK OPTION PLAN. As of May 12, 1996, the Company's Board of Directors and stockholders approved the Company's 1996 Stock Option Plan (the "1996 Stock Option Plan").

     The Company has reserved for issuance thereunder an aggregate of 1,000,000 shares of Common Stock. The Company has granted options to purchase up to 994,739 shares of Common Stock under the 1996 Stock Option Plan. Of the 994,379 options granted as of the date of this Proxy Statement, 981,879 options have been exercised and all options have vested. The Board of Directors has approved a provision in the 1996 Stock Option Plan which will place a 300,000 share limit on the number of options that may be granted under the 1996 Stock Option Plan to an employee in each fiscal year.

     A description of each of the 1996 Stock Option Plan is set forth below. The description is intended to be a summary of the material provisions of the 1996 Stock Option Plan and does not purport to be complete.

     ADMINISTRATION OF AND ELIGIBILITY UNDER 1996 STOCK OPTION PLAN. The 1996 Stock Option Plan, as adopted, provides for the issuance of options to purchase shares of Common Stock to officers, directors, employees, independent contractors and consultants of the Company and its subsidiaries as an incentive to remain in the employ of or to provide services to the Company and its subsidiaries. The 1996 Stock Option Plan authorizes the issuance of incentive stock options ("ISOs"), non-qualified stock options ("NSOs") and stock appreciation rights ("SARs") to be granted by a committee (the "Committee") to be established by the Board of Directors to administer the 1996 Stock Option Plan.

     Subject to the terms and conditions of the 1996 Stock Option Plan, the Committee will have the sole authority to determine: (a)the persons ("optionees") to whom options to purchase shares of Common Stock and SARs will be granted, (b) the number of options and SARs to be granted to each such optionee, (c) the price to be paid for each share of Common Stock upon the exercise of each option, (d) the period within which each option and SAR will be exercised and any extensions thereof, and (e) the terms and conditions of each such stock option agreement and SAR agreement which may be entered into between the Company and any such optionee.

     All officers, directors and employees of the Company and its subsidiaries and certain consultants and other persons providing significant services to the Company and its subsidiaries will be eligible to receive grants of options and SARs under the 1996 Stock Option Plan. However, only employees of the Company and its subsidiaries are eligible to be granted ISOs.

     STOCK OPTION AGREEMENTS. All options granted under the 1996 Stock Option Plan will be evidenced by an option agreement or SAR agreement between the Company and the optionee receiving such option or SAR. Provisions of such agreements entered into under the 1996 Stock Option Plan need not be identical and may include any term or condition which is not inconsistent with the 1996 Stock Option Plan and which the Committee deems appropriate for inclusion.

     INCENTIVE STOCK OPTIONS. Except for ISOs granted to stockholders possessing more than ten percent (10%) of the total combined voting power of all classes of the securities of the Company or its subsidiaries to whom such ownership is attributed on the date of grant ("Ten Percent Stockholders"), the exercise price of each ISO must be at least 100% of the fair market value of the Company's Common Stock as determined on the date of grant. ISOs granted to Ten Percent Stockholders must be at an exercise price of not less than 110% of such fair market value.

     Each ISO must be exercised, if at all, within ten (10) years from the date of grant, but, within five (5) years of the date of grant in the case of ISO's granted to Ten Percent Stockholders.

     An optionee of an ISO may not exercise an ISO granted under the 1996 Stock Option Plan so long as such person holds a previously granted and unexercised ISO.

     The aggregate fair market value (determined as of time of the grant of the ISO) of the Common Stock with respect to which the ISOs are exercisable for the first time by the optionee during any calendar year shall not exceed $100,000.

     As of the date of this Proxy Statement, ISOs have been granted under the 1996 Stock Option Plan to purchase up to 25,000 shares of Common Stock at an exercise price of $0.49 per share. Of these options, 12,500 options have been exercised and all have vested.

     NON-QUALIFIED STOCK OPTIONS. The exercise price of each NSO will be determined by the Committee on the date of grant. However, the exercise price for the NSOs under the 1996 Stock Option Plan will in no event be less than 85% of the fair market value of the Common Stock on the date the option is granted, or not less than 110% of the fair market value of the Common Stock on the date such option is granted in the case of an option granted to a Ten Percent Stockholder.

     The exercise period for each NSO will be determined by the Committee at the time such option is granted, but in no event will such exercise period exceed ten (10) years from the date of grant.

     As of the date of this Proxy Statement, NSOs have been granted under the 1996 Stock Option Plan to purchase up to 969,739 shares of Common Stock, all of which have been exercised. These options had the following per share exercise prices: 174,739 shares ($1.00), 700,000 shares ($0.50), 25,000 shares ($0.38)
and 70,000 shares ($0.25).

     STOCK APPRECIATION RIGHTS. Each SAR granted under the 1996 Stock Option Plan will entitle the holder thereof, upon the exercise of the SAR, to receive from the Company, in exchange therefor, an amount equal in value to the excess of the fair market value of the Common Stock on the date of exercise of one share of Common Stock over its fair market value on the date of exercise of one share of Common Stock over its fair market value on the date of grant (or in the case of an SAR granted in connection with an option, the excess of the fair market of one share of Common Stock at the time of exercise over the option exercise price per share under the option to which the SAR relates), multiplied by the number of shares of Common Stock covered by the SAR or the option, or portion thereof, that is surrendered.

     SARs will be exercisable only at the time or times established by the Committee. If an SAR is granted in connection with an option, the SAR will be exercisable only to the extent and on the same conditions that the related option could be exercised. The Committee may withdraw any SAR granted under the 1996 Stock Option Plan at any time and may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs.

     As of the date of this Proxy Statement, no SARs have been granted under the 1996 Stock Option Plan.

     TERMINATION OF OPTION AND TRANSFERABILITY. In general, any unexpired options and SARs granted under the 1996 Stock Option Plan will terminate: (a) in the event of death or disability, pursuant to the terms of the option agreement or SAR agreement, but not less than six (6) months or more than twelve (12) months after the applicable date of such event, (b) in the event of retirement, pursuant to the terms of the option agreement or SAR agreement, but no less that thirty (30) days or more than three (3) months after such retirement date, or
(c) in the event of termination of such person other than for death, disability or retirement, until thirty (30) days after the date of such termination. However, the Committee may in its sole discretion accelerate the exercisability of any or all options or SARs upon termination of employment or cessation of services.

     The options and SARs granted under the 1996 Stock Option Plan generally will be non-transferable, except by will or the laws of descent and distribution.

     ADJUSTMENTS RESULTING FROM CHANGES IN CAPITALIZATION. The number of shares of Common Stock reserved under the 1996 Stock Option Plan and the number and price of shares of Common Stock covered by each outstanding option or SAR under the 1996 Stock Option Plan will be proportionately adjusted by the Committee for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from any stock dividends, split-ups, consolidations, recapitalizations, reorganizations or like event.

     AMENDMENT OR DISCONTINUANCE OF STOCK OPTION PLAN. The Board of Directors has the right to amend, suspend or terminate the Stock Option Plans at any time. Unless sooner terminated by the Board of Directors, the 1996 Stock Option Plan will terminate on May 11, 2006, the tenth (10th) anniversary date of the effectiveness of 1996 Stock Option Plan.

     1996 EMPLOYEE COMPENSATORY STOCK OPTION PLAN. As of February 7, 1996, the Company's Board of Directors adopted the 1996 Employee Compensatory Stock Option Plan (the "Employee Stock Option Plan"). The Company has reserved for issuance thereunder an aggregate of 500,000 shares of Common Stock. The Company has issued non-qualified options to purchase up to 500,000 shares of Common Stock under the Employee Stock Option Plan at an exercise price of $0.18 per share, 423,000 of which have been exercised. The optionees are currently not employees or affiliates of the Company. The remaining 77,000 options expire on or about February 6, 2001, the termination date of the Employee Stock Option Plan.

     OTHER OPTIONS. The Company has granted options to purchase up to an aggregate of 160,000 shares of Common Stock, at an exercise price of $0.81 per share, to certain directors and employees. Some of these options may vest, subject to the approval of a stock option plan by the Company's Board of Directors and stockholders. The Company also has granted currently outstanding options and warrants to purchase up to 1,450,928 shares of Common Stock (including the 89,500 options which may be exercised in connection with the Company's existing stock option plans) to certain consultants and employees of the Company, of which 454,440 are currently exercisable.

COMPENSATION OF DIRECTORS

     The Company does not currently compensate directors for services rendered as directors.

DIRECTORS AND OFFICERS LIABILITY INSURANCE

     The Company has obtained directors' and officers' liability insurance with an aggregate limit of liability for the policy year, inclusive of costs of defense, in the amount of $2,000,000. The insurance policy expires on March 23, 1999.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

     The Company's Certificate of Incorporation and Bylaws designate the relative duties and responsibilities of the Company's officers, establish procedures for actions by directors and stockholders and other items. The Company's Certificate of Incorporation and Bylaws also contain extensive indemnification provisions which will permit the Company to indemnify its officers and directors to the maximum extent provided by Delaware law.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

     Except as set forth in employment agreements of certain employees of the Company and its subsidiaries, the Company has no compensatory plans or arrangements which relate to the resignation, retirement or any other termination of an executive officer or key employee with the Company or a change in control of the

Company or a change in such executive officer's or key employee's responsibilities following a change in control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board has a Compensation Committee and an Audit Committee comprised of the following members of the Board of Directors: Dr. Jose Spiwak and Melinda McIntyre-Kolpin, each of whom may be deemed to be outside/non-employee director. The Board has no standing committee on nominations or any other committees performing equivalent functions.

     The Compensation Committee reviews and approves the annual salary and bonus for each executive officer (consistent with the terms of any applicable employment agreement), reviews, approves and recommends terms and conditions for all employee benefit plans (and changes thereto) and administers the Company's stock option plans and such other employee benefit plans as may be adopted by the Company from time to time.

     The Audit Committee reports to the Board regarding the appointment of the independent public accountants of the Company, the scope and fees of the prospective annual audit and the results thereof, compliance with the Company's accounting and financial policies and management's procedures and policies relative to the adequacy of the Company's system of internal accounting controls.

     COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934. Section 16(a) of the Exchange Act requires the Company's directors and executive officers and beneficial holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of such equity securities of the Company. Based solely upon a review of such forms, or on written representations form certain reporting persons that no other reports were required for such persons, the Company believes that all reports required pursuant to Section 16(a) with respect to its executive officers, directors and 10% beneficial stockholders for the fiscal year ended December 31, 1997 were timely filed.

                   VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of April 9, 1998, the Company had issued and outstanding 9,688,523 shares of Common Stock. The following table reflects, as of April 9, 1998, the beneficial Common Stock ownership of: (a) each director of the Company, (b) each current executive officer named in the Summary Compensation Table in this Proxy Statement, (c) each person known by the Company to be a beneficial owner of five percent (5%) or more of its Common Stock, and (d) all executive officers and directors of the Company as a group:



NAME AND ADDRESS                             NO. OF
OF BENEFICIAL OWNER                          SHARES#             PERCENT
-------------------                          -------             -------
Medipace Medical Group, Inc.(1)                800,000              8.26%

Victor Gura, M.D.(1,2)                       2,772,511             28.62%

Ronald P. Lang, M.D.(1,3)                    1,317,154             13.59%

Jose Spiwak, M.D.(4)                            40,000                *

Melinda McIntyre-Kolpin(5)                           0                *

Isaac Flombaum(6)                              570,206              5.89%

Ron Berkowitz(1,7)                              52,000                *

Avraham H. Uncyk, M.D.(1,8)                    969,463             10.00%

All executive officers
and directors as a group
(5 persons)(9)                               3,381,665             34.86%

_____________________________
(Footnotes on following page)

# Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

*    Less than 1%

______________________________
(Footnotes from previous page)

1. The address for Drs. Victor Gura, Ronald P. Lang and Avraham H. Uncyk and Ron Berkowitz is 1835 South La Cienega Boulevard, Suite 235, Los Angeles, California 90035. Medipace is a corporation owned by Drs. Gura, Lang and Uncyk on a proportionate ownership interest of 67.5%, 22.5% and 10%, respectively. The address for Medipace is 5901 West Olympic Boulevard, Suite 300, Los Angeles, California 90036. Medipace is the registered owner of 800,000 shares of Common Stock, and each of Drs. Gura, Lang and Uncyk are deemed to be the beneficial owners of such 800,000 shares. See "Certain Relationships and Related Transactions."

2. Dr. Gura is the registered owner of 1,972,511 shares. Does not include warrants to purchase up to 337,500 shares of Common Stock which may vest and 2,842,185 shares of Common Stock which may be issued subject to certain performance levels by the Company, and options to purchase up to 80,000 shares of Common Stock, which may vest subject to certain events. See "Certain Relationships and Related Transactions."

3. Dr. Lang is the registered owner of 517,154 shares. Does not include warrants to purchase up to 112,500 shares of Common Stock which may vest and 947,395 shares of Common Stock which may be issued subject to certain performance levels by the Company, and options to purchase up to 15,000 shares of Common Stock, which may vest subject to certain events. See "Certain Relationships and Related Transactions."

4. The address for Dr. Jose Spiwak is 3628 East Imperial Highway, Suite 402, Lynwood, California 90262. Dr. Spiwak is the registered owner of 40,000 shares of Common Stock. Does not include options to purchase up to 150,000 shares of Common Stock which may vest subject to certain schedules.

5. The address for Ms. McIntyre-Kolpin is 606 Broadway, Santa Monica, California 90401. Does not include options to purchase up 150,000 shares of Common Stock which may vest subject to certain schedules.

6. The address for Mr. Flombaum is Doblas 82, 2nd Piso, Buenos Aires, Argentina. The 570,206 shares have been pledged as security for certain obligations owing to the Company. See "Certain Relationships and Related Transactions."

7. Mr. Berkowitz is the registered owner of 39,500 shares of Common Stock and options to purchase up to 12,500 shares of Common Stock. Does not include options to purchase up to 50,000 shares of Common Stock, which may vest subject to certain events.

8. Dr. Uncyk is the registered owner of 159,463 shares. Dr. Uncyk's wife, Judith Gordon, a former director of the Company, is the registered owner of
     options to purchase up to 5,000 shares of Common Stock.   Does not include
     warrants to purchase up to 50,000 shares of Common Stock which may vest and 421,064 shares of Common Stock which may be issued subject to certain performance levels by the Company. See "Certain Relationships and Related Transactions."

9. Includes 3,369,165 shares of Common Stock and options to purchase up to 12,500 shares of Common Stock. Does not include warrants to purchase up to 500,000 shares of Common Stock which may vest and 4,210,644 shares of Common Stock which may be issued subject to certain performance levels by the Company, and options to purchase up to 445,000 shares of Common Stock which may vest subject to certain events and schedules. See "Certain Relationships and Related Transactions."

                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     SHARE EXCHANGE AGREEMENT. On May 11, 1996, the Company, Los Angeles Community Dialysis, Inc. ("LACD"), Victor Gura, M.D., Avraham H. Uncyk, M.D. and Ronald P. Lang, M.D. completed the transactions contemplated by an Agreement for Exchange of Stock (the "Share Exchange Agreement"). In connection with the Share Exchange Agreement, the Company issued an aggregate of 4,234,128 shares of Common Stock to Drs. Gura, Uncyk and Lang in exchange for 100% of the issued and outstanding shares of common stock of LACD, as follows: (i) Dr. Gura (2,183,036 shares), (ii) Dr. Lang (727,679 shares),
(iii) Dr. Uncyk (323,413 shares), and (iv) Medipace Medical Group, Inc. ("Medipace"), a corporation owned by Drs. Gura, Lang and Uncyk (1,000,000 shares). The 1,000,000 shares issued to Medipace were originally issued to Drs. Gura, Lang and Uncyk in their proportionate ownership interests in Medipace (67.5%, 22.5% and 10%, respectively), and subsequently transferred to Medipace. In November and December, 1997, Medipace and Drs. Gura, Lang and Uncyk sold an aggregate of 785,000 shares of Common Stock in connection the settlement of certain claims of an unaffiliated third party, as follows:
(i) Medipace (200,000 shares), (ii) Dr. Gura (210,525 shares), (iii) Dr. Lang (210,525 shares), and (iv) Dr. Uncyk (163,950 shares). The 800,000 shares currently issued to Medipace have certain registration rights with respect to claims which may be asserted by creditors of Medipace.


     CONDITIONAL ISSUANCE OF SHARES AND WARRANTS. Up to an additional 4,210,644 shares of Common Stock and warrants to purchase up to 500,000 shares of Common Stock, at an exercise price of $3.50 per share, may be issued in the aggregate to Drs. Gura, Uncyk and Lang in the event that the Company meets certain financial conditions based on the results of operations of the Company during the fiscal years ending from December 31, 1996 to 2001, on the following basis:
(i) Dr. Gura (2,842,185 shares and 337,500 warrants), (ii) Dr. Lang (947,395 shares and 112,500 warrants), and (iii) Dr. Uncyk (421,064 shares and 50,000 warrants), which reflects the percentage distribution ratio for the initial issuance of the shares of Common Stock in connection with the Share Exchange Agreement to Drs. Gura, Lang and Uncyk, respectively. The Company did not meet the required results of operations for the fiscal year ended December 31, 1997. The 4,210,644 shares may be issued and the 500,000 warrants may be exercisable in the event that the annual pre-tax earnings from operations of the Company during any of the years ending from December 31, 1998 to 2001 shall equal or exceed $2,000,000. The warrants will expire 36 months from the initial date of exercisability of the warrants.

     LOANS TO AFFILIATES. Medipace has executed a demand promissory note in favor of the Company in the principal amount of $121,151, dated September 17, 1997, which bears interest at the rate of 8% per annum. As of December 31, 1997, the principal amount of the promissory note remaining payable was $116,622.

     SALE OF WAREHOUSE ASSETS. As of October 18, 1996, the Company completed the sale (the "Warehouse Sale") of certain real estate and other assets, related to the Company's prior business operation of a potato warehouse (the "Warehouse Assets") in Monte Vista, Colorado, to certain former affiliates of the Company for the purchase price of approximately $1,415,000. The purchase price was paid in the form of $550,000 in cash and two (2) promissory notes in the aggregate amount of approximately $865,000 (subject to certain adjustments), and secured by a pledge of 648,206 shares of Common Stock. As of April 15, 1997, the obligors on the promissory notes assigned 630,206 of the shares of Common Stock to Issaac Flombaum, making him a principal stockholder of the Company. Mr. Flombaum executed a promissory note payable to the Company in the principal amount of approximately $865,000, bearing interest at the rate of 8% per annum, and due and payable on or before February 23, 1998. The Company extended the promissory note for an additional year upon receipt of a payment in November, 1997. The promissory notes executed by the initial obligors were cancelled. Further, Mr. Flombaum has agreed to pay the additional sum of approximately $135,000 to the Company on the due date of the $865,000 promissory note as additional consideration for the Company's agreement to consent to the assignment of the 630,206 shares. The obligations owing to the Company by Mr. Flombaum are secured by the 570,206 shares of Common Stock, which currently are held in escrow. Through December 31, 1997, the Company received payment of $76,800 of accrued interest on the promissory note through the liquidation of 60,000 of the pledged shares. See "Voting
Securities and Principal Holders Thereof."

     LEASED PREMISES. From May 11, 1996 to November, 1997, the Company leased offices located at 5901 West Olympic Boulevard, Suite 109, Los Angeles, California 90036, at a monthly rent of approximately $6,760, pursuant to a sublease agreement with Medipace. The premises included a portion of premises leased by Medipace, an affiliate of Drs. Gura, Lang and Uncyk, who are affiliates of the Company, from a non-affiliate master lessor pursuant to a master lease agreement. The Company made rental payments directly to the master lessor, with the consent of the master lessor, with respect to the portion of the premises which were the subject of the sublease. The Company currently leases the office space directly from the master lessor at the monthly rent of approximately $6,760.

                      MATTERS FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL 1.    ELECTION OF DIRECTORS.

     Four (4) directors will be elected at the Annual Meeting, each to hold office until the next Annual Meeting of the Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. There are no family relationships among any of the Company's directors and executive officers. In the absence of instructions to the contrary, shares of Common Stock represented by properly executed proxies will be voted for the four (4) nominees listed hereinbelow, all of whom are recommended by management of the Company and who have consented to be named and to serve if elected.

     In the event that any management nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

     The Board of Directors met or adopted actions by unanimous written consent approximately ten (10) times during the year ended December 31, 1997. All directors standing for reelection attended 100% of the meetings of the Board. The Board did not have any standing committee on nominations, compensation or audit, or other Board committees performing equivalent functions during the year ended December 31, 1997.

     The Board knows of no reason why any of the nominees will be unavailable or decline to serve as a director. The information presented below is as of June 3, 1998 and is based in part on information furnished by the nominees and, in part, from the records of the Company.

     The affirmative vote of a plurality of the combined Votes Cast at the Meeting is required to elect the directors nominated below.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

                          NOMINEES FOR ELECTION AS DIRECTOR
                          ---------------------------------

     The following persons have been recommended by management of the Company and have consented to be named and to serve as members of the Company's Board of Directors if elected. Victor Gura, M.D. has been nominated to be the Chairman of the Board of Directors. Biographies of such persons may be reviewed in the section of this Proxy Statement entitled "Directors and Executive Officers."

               NAME                     DIRECTOR SINCE:
               ----                     ---------------
          Victor Gura, M.D.             May, 1996
          Ronald P. Lang, M.D.          May, 1996
          Jose Spiwak, M.D.             March, 1998
          Melinda McIntyre-Kolpin       March, 1998

PROPOSAL 2.    APPROVAL OF THE COMPANY'S 1998 STOCK OPTION PLAN

GENERAL

     The 1998 Stock Option Plan (the "1998 Stock Option Plan") was adopted by the Board of Directors on April 9, 1998. The Company has reserved for issuance thereunder an aggregate of 1,000,000 shares of Common Stock. The 1998 Stock Option Plan provides for the grant to employees of the Company of incentive stock options within the meaning of Section 422 of the Code, and for the grant to employees and consultants of nonstatutory stock options.

     The success of the Company depends upon its ability to attract and retain highly qualified and competent employees. The 1998 Stock Option Plan enhances that ability and provides additional incentive to such personnel to advance the interests of the Company and its stockholders. Management of the Company believes that the reservation of 1,000,000 shares of Common Stock for issuance under the 1998 Stock Option Plan, would provide an adequate reserve of shares for issuance under the 1998 Stock Option Plan in order to enable the Company to compete with other companies to attract and retain valuable employees.

     A description of the 1998 Stock Option Plan is set forth below. The description is intended to be a summary of the material provisions of the 1998 Stock Option Plan and does not purport to be complete. The following discussion summarizes certain aspects of the 1998 Stock Option Plan, but is qualified in its entirety by reference to the 1998 Stock Option Plan which is attached hereto as "Exhibit A."

1998 STOCK OPTION PLAN

     The general purposes of the 1998 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business. It is intended that these purposes will be effected through the granting of stock options, which may be either "incentive stock options" as defined in Section 422 of the Code, or nonstatutory stock options.

     The 1998 Stock Option Plan provides that options may be granted to the employees (including officers and directors who are employees) and consultants of the Company, or of any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. An employee or consultant who has been granted an option may, if otherwise eligible, be granted additional options.

     As of April 9, 1998, the Company's Board of Directors approved the Company's 1998 Stock Option Plan, subject to the ratification of the Company's stockholders.

     The Company has reserved for issuance up to 1,000,000 shares of Common Stock under the 1998 Stock Option Plan. No options have been granted under the 1998 Stock Option Plan as of the date of this Proxy Statement.

     ADMINISTRATION OF AND ELIGIBILITY UNDER 1998 STOCK OPTION PLAN. The 1998 Stock Option Plan, as adopted, provides for the issuance of options to purchase shares of Common Stock to officers, directors, employees, independent contractors and consultants of the Company and its subsidiaries as an incentive to remain in the employ of or to provide services to the Company and its subsidiaries. The 1998 Stock Option Plan authorizes the issuance of incentive stock options ("ISOs"), non-qualified stock options ("NSOs") and stock appreciation rights ("SARs") to be granted by a committee (the "Committee") to be established by the Board of Directors to administer the 1998 Stock Option Plan, which will consist of at least two outside directors of the Company.

     Subject to the terms and conditions of the 1998 Stock Option Plan, the Committee will have the sole authority to determine: (a)the persons ("optionees") to whom options to purchase shares of Common Stock and SARs will be granted, (b) the number of options and SARs to be granted to each such optionee, (c) the price to be paid for each share of Common Stock upon the exercise of each option, (d) the period within which each option and SAR will be exercised and any extensions thereof, and (e) the terms and conditions of each such stock option agreement and SAR agreement which may be entered into between the Company and any such optionee.

     All officers, directors and employees of the Company and its subsidiaries and certain consultants and other persons providing significant services to the Company and its subsidiaries will be eligible to receive grants of options and SARs under the 1998 Stock Option Plan. However, only employees of the Company and its subsidiaries are eligible to be granted ISOs.

     STOCK OPTION AGREEMENTS. All options granted under the 1998 Stock Option Plan will be evidenced by an option agreement or SAR agreement between the Company and the optionee receiving such option or SAR. Provisions of such agreements entered into under the 1998 Stock Option Plan need not be identical and may include any term or condition which is not inconsistent with the 1998 Stock Option Plan and which the Committee deems appropriate for inclusion.

     INCENTIVE STOCK OPTIONS. Except for ISOs granted to stockholders possessing more than ten percent (10%) of the total combined voting power of all classes of the securities of the Company or its subsidiaries to whom such ownership is attributed on the date of grant ("Ten Percent Stockholders"), the exercise price of each ISO must be at least 100% of the fair market value of the Company's Common Stock as determined on the date of grant. ISOs granted to Ten Percent Stockholders must be at an exercise price of not less than 110% of such fair market value.

     Each ISO must be exercised, if at all, within ten (10) years from the date of grant, but, within five (5) years of the date of grant in the case of ISO's granted to Ten Percent Stockholders.

     An optionee of an ISO may not exercise an ISO granted under the 1998 Stock Option Plan so long as such person holds a previously granted and unexercised ISO.

     The aggregate fair market value (determined as of time of the grant of the ISO) of the Common Stock with respect to which the ISOs are exercisable for the first time by the optionee during any calendar year shall not exceed $100,000.

     NON-QUALIFIED STOCK OPTIONS. The exercise price of each NSO will be determined by the Committee on the date of grant. The Company hereby undertakes not to grant any non-qualified stock options under the 1998 Stock Option Plan at an exercise price less than 85% of the fair market value of the Common Stock on the date of grant of any non-qualified stock option under the 1998 Stock Option Plan.

     The exercise period for each NSO will be determined by the Committee at the time such option is granted, but in no event will such exercise period exceed ten (10) years from the date of grant.

     STOCK APPRECIATION RIGHTS. Each SAR granted under the 1998 Stock Option Plan will entitle the holder thereof, upon the exercise of the SAR, to receive from the Company, in exchange therefor, an amount equal in value to the excess of the fair market value of the Common Stock on the date of exercise of one share of Common Stock over its fair market value on the date of exercise of one share of Common Stock over its fair market value on the date of grant (or in the case of an SAR granted in connection with an option, the excess of the fair market of one share of Common Stock at the time of exercise over the option exercise price per share under the option to which the SAR relates), multiplied by the number of shares of Common Stock covered by the SAR or the option, or portion thereof, that is surrendered.

     SARs will be exercisable only at the time or times established by the Committee. If an SAR is granted in connection with an option, the SAR will be exercisable only to the extent and on the same conditions that the related option could be exercised. The Committee may withdraw any SAR granted under the 1998 Stock Option Plan at any time and may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs.

     LIMIT TO OPTIONS GRANTED UNDER THE 1998 STOCK OPTION PLAN. Under Section 162(m) of the Code, which was enacted in 1993, the deductibility for federal income tax purposes of compensation paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers who receive salary and bonus in excess of $100,000 in a particular year is limited to $1,000,000 per year per individual. For purposes of this legislation, compensation expense attributable to stock options and SARs would be subject to this limitation unless, among other things, the option plan under which the options and SARs is granted includes a limit on the number of shares with respect to which awards may be made to any one employee in a fiscal year. Such a potential compensation expense deduction could arise, for example, upon the exercise by one of these executive of a nonstatutory option, i.e., an option that is not an incentive stock option qualifying for favorable tax treatment, or upon a disqualifying disposition of stock received upon exercise of an incentive stock option.

     In order to exclude compensation resulting from options granted under the Company's 1998 Stock Option Plan from the $1,000,000 limit on deductibility, the Board of Directors has approved a provision in the 1998 Stock Option Plan which will place a 150,000 share limit on the number of options that may be granted under the 1998 Stock Option Plan to an employee in any fiscal year. This limit is subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like. The purpose of this provision, which is intended to comply with Section 162(m) of the Code and the regulations thereunder, is to preserve the Company's ability to deduct in full any compensation expense related to stock options.

     TERMINATION OF OPTION AND TRANSFERABILITY. In general, any unexpired options and SARs granted under the 1998 Stock Option Plan will terminate: (a) in the event of death or disability, pursuant to the terms of the option agreement or SAR agreement, but not less than six (6) months or more than twelve (12) months after the applicable date of such event, (b) in the event of retirement, pursuant to the terms of the option agreement or SAR agreement, but no less that thirty (30) days or more than three (3) months after such retirement date, or
(c) in the event of termination of such person other than for death, disability or retirement, until thirty (30) days after the date of such termination. However, the Committee may in its sole discretion accelerate the exercisability of any or all options or SARs upon termination of employment or cessation of services.

     The options and SARs granted under the 1998 Stock Option Plan generally will be non-transferable, except by will or the laws of descent and distribution.

     ADJUSTMENTS RESULTING FROM CHANGES IN CAPITALIZATION. The number of shares of Common Stock reserved under the 1998 Stock Option Plan and the number and price of shares of Common Stock covered by each outstanding option or SAR under the 1998 Stock Option Plan will be proportionately adjusted by the Committee for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from any stock dividends, split-ups, consolidations, recapitalizations, reorganizations or like event.

     AMENDMENT OR DISCONTINUANCE OF STOCK OPTION PLAN. The Board of Directors has the right to amend, suspend or terminate the 1998 Stock Option Plan at any time. Unless sooner terminated by the Board of Directors, the 1998 Stock Option Plan will terminate on April 8, 2008, the tenth (10th) anniversary date of the effectiveness of the 1998 Stock Option Plan.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     Options granted under the 1998 Stock Option Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of:
(i) the fair market value of the shares at the date of the option exercise, or
(ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or Ten Percent Stockholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All other options that do not qualify as incentive options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a non-statutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an option who is also an employee of the Company will be subject to tax withholding by the Company. Upon the resale of such shares by the optionee, any difference between the sale price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term capital gain or loss, depending on the holding period.

     Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1998 Stock Option Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

     Approval of the 1998 Stock Option Plan requires the affirmative vote of a majority of the combined Votes Cast.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

PROPOSAL 3.    APPROVAL OF FORM OF INDEMNIFICATION AGREEMENT

GENERAL

     The stockholders are being asked at the Meeting to approve proposed agreements (the "Indemnification Agreements") to be entered into between the Company and its directors and officers, in substantially the form attached hereto as "Exhibit B."

     The Board of Directors believes that the Indemnification Agreements are a response to: (i) the increasing hazard and related expense of unfounded litigation directed against directors and executive officers; (ii) the general unavailability of directors' and officers' liability insurance or significant limitations in amounts and breadth of coverage; (iii) dramatic increases in premiums for such coverage; and (iv) the potential inability of the Company to continue to attract and retain qualified directors and executive officers in light of these circumstances.

     The Company has obtained directors' and officers' liability insurance with an aggregate $2,000,000 limit of liability for the policy year, including costs of defense. The policy period expires on March 23, 1999. The Company intends to renew such policy or obtain comparable coverage after the expiration of such policy. However, there can be no assurances to this effect.

     The Board of Directors believes that the Indemnification Agreements will serve the best interests of the Company and its stockholders by strengthening the Company's ability to attract and retain the services of knowledgeable and experienced persons as directors and officers who, through their efforts and expertise, can make a significant contribution to the success of the Company. The Indemnification Agreements are intended to complement the indemnity and protection available under Delaware law, the Company's Certificate of Incorporation and Bylaws and any policies of insurance which may hereafter be maintained by the Company and to provide for indemnification of certain of its agents to the fullest extend permitted by applicable law.

     The following discussion summarizes certain aspects of the Indemnification Agreement, but is qualified in its entirety by reference to the form of Indemnification Agreement which is attached as "Exhibit B" hereto.

INDEMNIFICATION OF DIRECTORS AND OFFICERS UNDER DELAWARE LAW

     In general, Delaware law empowers a corporation to indemnify any person who was or is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except in the case of an action by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other enterprise. Depending on the character of the proceeding, a corporation may indemnify against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceedings, had no reasonable cause to believe his or her conduct was unlawful.

     A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other enterprise, against expenses, including amounts paid in settlement and attorney's fees actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

     To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, he or she must be indemnified by the corporation against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense. Any indemnification under this section, unless ordered by a court or advanced pursuant to this section, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made: (a) by the stockholders; (b) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; (c) if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or (d) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

     The certificate of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. The provisions of this section do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

     The indemnification and advancement of expenses authorized in or ordered by a court: (a) does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or an action in another capacity while holding his or her office, except that indemnification, unless ordered by a court pursuant to this section or for the advancement of any director or officer if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action; and (b) continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

     Delaware law provides that a director shall not be held personally liable for monetary damages for breach of fiduciary duty as a director, provided (as specified in the Delaware law) that such limitation of liability shall not act to limit liability for the following conduct: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) any transaction from which the director derived an improper personal benefit.

INDEMNIFICATION AGREEMENTS

     The Indemnification Agreements provide the Indemnitee with the maximum indemnification allowed under applicable law. Since the Delaware statutes are non-exclusive, it is possible that certain claims beyond the scope of the statute may be indemnifiable. The Indemnification Agreements provide a scheme of indemnification which may be broader than that specifically provided by Delaware law. It has not yet been determined, however, to what extent the indemnification expressly permitted by Delaware law may be expanded, and therefore the scope of indemnification provided by the Indemnification Agreements may be subject to future judicial interpretation.

     The Indemnification Agreements provide that the Company shall indemnify an Indemnitee who is or was a party or becomes a party or is threatened to be made a party to any threatened, pending or completed action or proceeding whether civil, criminal, administrative or investigative by reason of the fact that the Indemnitee is or was a director, officer, key employee or agent of the Company or any subsidiary of the Company. The Company shall advance all expenses, judgments, fines, penalties and amounts paid in settlement (including taxes imposed on Indemnitee on account of receipt of such payouts) incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action or proceeding as described above. The Indemnitee shall repay such amounts advanced only if it shall be ultimately determined that he or she is not entitled to be indemnified by the Company. The advances paid to the Indemnitee by the Company shall be delivered within 20 days following a written request by the Indemnitee. Any award of indemnification to an Indemnitee, if not covered by insurance, would come directly from the assets of the Company, thereby affecting a stockholder's investment.

     The Indemnification Agreements set forth a number of procedural and substantive matters which are not addressed or are addressed in less detail in Delaware law, including the following:

     First, in the event an action is instituted by the Indemnitee under the Indemnification Agreements to enforce or interpret any of the terms therein, Indemnitee shall be entitled to be paid all costs and expenses, including reasonable attorneys' fees, incurred by the Indemnitee with respect to such action, unless as a part or such action, a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under the Indemnification Agreements or to enforce or interpret any of the terms therein, the Indemnitee shall be entitled to be paid all costs and expenses, including reasonable attorneys' fees, incurred by the Indemnitee in the defense of such action, unless as a part of such action the court determines that each of the Indemnitee's material defenses to such action were made in bad faith or were frivolous. Delaware law does not set forth any procedure for contesting a corporation's determination of a party's right to indemnification.

     Second, the Indemnification Agreements explicitly provide for partial indemnification of costs and expenses in the event that an Indemnitee is not entitled to full indemnification under the terms of the Indemnification Agreement. Delaware law does not specifically address this issue. Delaware law does, however, provide that to the extent that an Indemnitee has been successful on the merits, he or she shall be entitled to such indemnification.

     Third, in the event the Company shall be obligated to pay the expenses of any proceeding against the Indemnitee, the Company shall be entitled to assume the defense of such proceeding, with counsel approved by the indemnified party, which approval shall not be unreasonably withheld, upon the delivery to the Indemnitee of written notice of its election to do so. The Company shall have the right to conduct such defense as it sees fit in its sole discretion, including the right to settle any claim against Indemnitee without the consent of the Indemnitee.

     Fourth, indemnification provided by the Indemnification Agreements is not exclusive of any rights to which the Indemnitee may be entitled under the Company's Certificate or Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, Delaware law, or otherwise. The indemnification provided under the Indemnification Agreements continues for any action taken or not taken while serving in an indemnified capacity even though the Indemnitee may have ceased to serve in such capacity at the time of the action, suit or other covered proceeding.

     Finally, the Indemnification Agreements provide for certain exceptions to indemnification which include the following: (a) indemnification for liabilities where the law prohibits indemnification; (b) indemnification or advancement of expenses with respect to proceedings or claims initiated or brought voluntarily by an Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under the Indemnification Agreements or any statute or law or otherwise as required under Delaware law; and (c) indemnification for expenses in the payment of profits arising from the purchase and sale by the Indemnitee of securities in violation of Section 16(b) of the Exchange Act or any similar or successor statute.

     The proposed Indemnification Agreements, together with the limitations on the directors' liability provided by the Company's Certificate of Incorporation and the Company's Bylaws, reduce significantly the number of instances in which directors might be held liable to the Company for monetary damages for breach of their fiduciary duties. Therefore, it should be noted that the current directors of the Company have a direct personal interest in the approval of the Indemnification Agreements.

     At present, there is no pending litigation or proceeding involving an Indemnitee where indemnification would be required or permitted under the Indemnification Agreements.

INDEMNIFICATION OF LIABILITIES UNDER THE SECURITIES ACT OF 1933

     The Commission has expressed its opinion that indemnification of directors, officers and controlling persons of the Company against liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by an Indemnitee of the Company in the successful defense of any such act or proceeding) is asserted by such Indemnitee in connection with securities which have been registered by the Company, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Delaware law generally provides that no contract or transaction between a corporation and one or more of its directors or officers shall be void or voidable solely for this reason, or solely because the director or officer is present or participates in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, (b) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders, or (c) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board, a committee thereof, or the stockholders.

     Since the Company intends to enter into these Indemnification Agreements with each of its directors, the Indemnification Agreements must either be fair to the Company or be approved by the requisite vote of stockholders. Although the Company believes that the form of Indemnification Agreement is fair to the Company, and that stockholder approval may not therefore be required to validate the Indemnification Agreements, the Company believes that it is appropriate to submit the Indemnification Agreements to the stockholders for their consideration. If the Indemnification Agreements are not approved by the stockholders, the invalidity of such agreements could hereafter be asserted by the stockholders. In such an instance, the person asserting the validity of the Indemnification Agreements will bear the burden of proving that they were fair to the Company at the time they were authorized.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

     Approval of the Indemnification Agreements will require the affirmative vote of a majority of the votes present or represented and entitled to vote on this subject matter at the meeting and held by disinterested stockholders. Since each director is an interested party with respect to this matter, shares owned directly or indirectly by any director may not be voted on this proposal although they will be counted for purposes of determining whether a quorum is present. An abstention is not an affirmative vote and, therefor, will have the same effect as a vote against the proposal. A broker non-vote will not be treated as entitled to vote on this subject matter at the meeting. See "Information Concerning Solicitation and Voting - Quorum; Abstentions; Broker Non-Votes."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

PROPOSAL 3.    RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC
               ACCOUNTANT.

     The Board of Directors of the Company has appointed the firm of KPMG Peat Marwick LLP as independent certified public accountants for the Company for the year ending December 31, 1998, subject to stockholder approval. The Company has been advised by KPMG Peat Marwick LLP that neither that firm nor any of its partners has any material relationship with the Company or any affiliate of the Company.

     A representative of KPMG Peat Marwick LLP is expected to be present at the Meeting to make a statement, if he or she desires to do so, and to be available to respond to appropriate questions at the Meeting. In the event that the stockholders disapprove the appointment of KPMG Peat Marwick LLP as independent public accountants for the Company, the Board of Directors will review its selection.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

     Approval of the appointment of KPMG Peat Marwick LLP as independent certified public accountants for the Company for the year ending December 31, 1998 requires the affirmative vote of a majority of the combined Votes Cast.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1998.

                                    OTHER MATTERS

     The Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                        BY ORDER OF THE BOARD OF DIRECTORS OF

                                        NATIONAL QUALITY CARE, INC.


                                        BY: /S/ VICTOR GURA, M.D.
                                           ------------------------------------
                                            VICTOR GURA, M.D.
                                            CHIEF EXECUTIVE OFFICER



LOS ANGELES, CALIFORNIA
JUNE 3, 1998

                          NATIONAL QUALITY CARE, INC.
            THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS
        FOR AN ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 7, 1998

    The undersigned stockholder appoints Victor Gura, M.D. and Ron Berkowitz, or either of them, as proxy with full power of substitution, to vote the shares of voting securities of National Quality Care, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at The Nikko Hotel, 465 South La Cienega Boulevard, Westwood Room, Los Angeles, California 90048, on July 7, 1998, at 10:00 a.m., local time, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, such proxy is instructed to vote as follows:

    THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD AND AS SUCH PROXIES DEEM ADVISABLE WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

1.   ELECTION OF DIRECTORS   FOR all nominees listed below   WITHHOLD AUTHORITY
                             (EXCEPT AS MARKED TO THE        TO VOTE FOR ALL
                             CONTRARY BELOW) / /             NOMINEES LISTED
                                                             BELOW / /

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
                A LINE THROUGH THE NOMINEE'S NAME LISTED BELOW)

      Victor Gura, M.D., Ronald P. Lang, M.D., Jose Spiwak, M.D., Melinda
                                McIntyre-Kolpin

2. To adopt the Company's 1998 Stock Option Plan (the "1998 Stock Option Plan") and to reserve up to 1,000,000 shares of the Company's Common Stock for issuance under the 1998 Stock Option Plan.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3. To approve the form of indemnification agreements between the Company and the members of the Company's Board of Directors.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4. To ratify the appointment of KPMG Peat Marwick LLP, as independent certified public accountants for the Company for the year ending December 31, 1998.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

--------------------------------------------------------------------------------

                          (CONTINUED ON REVERSE SIDE)

    IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
                                             DATED _______________________, 1998
                                             ___________________________________
                                             Signature
                                             ___________________________________
                                             Signature (if held jointly)
                                             ___________________________________
                                             Print Names

                                             (Please sign exactly as your name
                                             appears hereon. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             your full title. If shares are
                                             jointly held, each holder must
                                             sign. If a corporation, please sign
                                             in full corporate name by President
                                             or other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.)

PLEASE CHECK THE BOXES ABOVE, SIGN, DATE AND RETURN THIS PROXY TO AMERICAN SECURITIES TRANSFER, INC., 938 QUAIL STREET, SUITE 101, LAKEWOOD, COLORADO 80215-5513, ATTN: PROXY DEPARTMENT, IN THE SELF-ADDRESSED ENVELOPE PROVIDED.